J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 26, 2017

to the Prospectuses, Summary Prospectuses and

Statement of Additional Information dated July 1, 2016, as supplemented

Effective as of June 29, 2017, Richard Meth will no longer serve as a portfolio manager for the JPMorgan Strategic Income Opportunities Fund (the “Fund”). This change reflects that, while the Fund may continue to originate loans, the Fund no longer anticipates using such investments as part of its principal investment strategy. William Eigen will continue as lead portfolio manager for the Fund and Jarred Sherman, Jeffrey Wheeler, and Charles McCarthy will continue as members of the portfolio management team. The change in portfolio management will not otherwise change the Fund’s investment strategies and the Fund will continue to have flexibility to allocate its assets among a broad range of fixed income securities and derivatives as well as in a single or limited number of strategies/sectors including cash and short-term investments.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director
Jeffrey Wheeler	2009	Managing Director
Jarred Sherman	2015	Executive Director
Charles McCarthy	2015	Managing Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Information on Mr. Eigen is described under the Total Return Fund.

Jarred Sherman, Managing Director and CFA charterholder, Jeffrey Wheeler, Executive Director and CFA charterholder, and Charles McCarthy, Managing Director, and CFA charterholder, are co-managers of the Fund. Mr. Sherman has been a portfolio manager for the Fund since 2009.

An employee of JPMIM since 1999, Mr. Sherman is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. In his role as co-manager, Mr. Sherman works closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Wheeler has been a portfolio manager of the Fund since October 2015 and is responsible for the Fund’s investments in securitized products. An employee of JPMIM since 2013, Mr. Wheeler is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. Prior to joining JPMIM, Mr. Wheeler was a portfolio manager at Smith Breeden Associates, where he served as head of the Securitized Asset Team from 2009 to 2013. Mr. McCarthy has been a portfolio manager of the Fund since July 2015 and an employee of JPMIM since 2014, working with Mr. Eigen on the Absolute Return and Opportunistic Team. In his role as co-manager of the Fund, Mr. McCarthy has focused on credit securities and works closely with Mr. Sherman and Mr. Eigen to oversee the day-to-day operations of the Fund. Prior to joining JPMIM, Mr. McCarthy was in the Credit, Rates & Alternative Strategies Group within BlackRock Fundamental Fixed Income since 2010, most recently serving as a portfolio manager from June 2011 to June 2014 and as the head of investment grade trading prior to that time.

In addition, all references to Mr. Meth will be removed from the Statement of Additional Information on the Effective Date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SIOF-617